Exhibit 10.6.2

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED

CREDIT AGREEMENT

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of September 8, 2004 (this “Amendment”), among ITC^DeltaCom, Inc., a Delaware corporation (the “Parent”), Interstate FiberNet, Inc., a Delaware corporation (the “Borrower”), the subsidiary guarantors listed on the signature pages hereof, the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lender Parties”) and Wells Fargo Bank, N.A., as successor by consolidation to Wells Fargo Bank Minnesota, N.A., as administrative agent (the “Administrative Agent”) for the Lender Parties and as collateral agent (together with the Administrative Agent, the “Agents”);

RECITALS:

WHEREAS, the Borrower, the Parent, the Subsidiary Guarantors, the Lenders and the Agents have entered into a Second Amended and Restated Credit Agreement, dated as of October 6, 2003 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”);

WHEREAS, the Parent, Starlight Florida Co., a Delaware corporation and wholly owned direct subsidiary of the Parent, NT Corporation, a Delaware corporation, and other parties have entered into an Agreement and Plan of Merger, dated as of the date hereof, pursuant to which (a) the Parent will acquire NT Corporation by the merger of Starlight Florida Co. with and into NT Corporation and (b) the Parent will issue its common stock to the stockholders of NT Corporation as consideration for such merger;

WHEREAS, to facilitate the foregoing transactions, the Borrower, the Parent and the Subsidiary Guarantors have requested certain amendments to the Credit Agreement as hereinafter set forth; and

WHEREAS, the Required Lenders are, on the terms and conditions stated below, willing to grant such request, and the Borrower, the Parent, the Subsidiary Guarantors, the Required Lenders and the Administrative Agent have agreed to amend the Credit Agreement as hereinafter set forth;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that the Credit Agreement shall be amended as follows:

SECTION 1. Definitions; Section References. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement. Unless otherwise specified herein or the context otherwise indicates, references in this Amendment to any “Section” are to Sections of the Credit Agreement.

SECTION 2. Amendments to Credit Agreement. Effective as of the Amendment No. 2 Effective Date (as such term is defined in Section 4 of this Amendment), the Credit Agreement is amended as follows:

(a) The definitions of “Debt,” “Material Contract,” “Redeem,” “Surviving Debt” and “Total Leverage Ratio” in Section 1.01 are amended in full to read as follows:

“Debt” of any Person means, at any time without duplication, (a) all indebtedness of such Person for borrowed money, (b) all Obligations of such Person for the deferred purchase price of property or services (other than trade payables not overdue by more than 90 days incurred in the ordinary course of such Person’s business, unless such trade payables overdue by more than 90 days are contested in good faith by such Person), (c) all Obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all Obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Obligations of such Person as lessee under Capitalized Leases, (f) all Obligations of such Person under acceptance, letter of credit or similar facilities, (g) all Obligations of such Person to Redeem any Equity Interests (other than Reorganization Securities, Merger Agreement Securities, FDN Merger Agreement Common Stock or NT Merger Agreement Common Stock) in such Person or in any other Person, or to Redeem options, warrants or other rights to purchase or otherwise acquire such Equity Interests (other than Reorganization Securities, Merger Agreement Securities, FDN Merger Agreement Common Stock or NT Merger Agreement Common Stock), before the date which is six months after the Termination Date (provided, that if the exercise of the right to Redeem such Equity Interests or options, warrants or other rights is at the option of such Person under the terms of such Equity Interests or otherwise, the date of such Person’s exercise, if any, of such right to Redeem shall be the date on which such Person shall first be deemed to have an Obligation to Redeem such Equity Interests or options, warrants or other rights for purposes of this definition), valued in the case of Preferred Interests at the stated liquidation preference of such Preferred Interests plus accrued and unpaid dividends from time to time, (h) all Obligations of such Person in respect of Hedge Agreements, valued at the Agreement Value thereof, (i) all Contingent Obligations of such Person and (j) all indebtedness and other payment Obligations referred to in clauses (a) through (i) above of another Person secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness or other payment Obligations. Notwithstanding clause (g) of this definition, the Obligations referred to in such clause (g) as constituting “Debt” shall not include Obligations of such Person to Redeem Equity Interests in such Person (or to Redeem options, warrants or other rights to purchase or otherwise acquire such Equity Interests) in exchange for, or out of the proceeds of a substantially concurrent offering of, other Equity Interests (or options, warrants or other rights to purchase or otherwise acquire such other Equity Interests) in such Person, provided, that any Obligations of such Person to Redeem such other Equity Interests (or to Redeem options, warrants or other rights to purchase or acquire such other Equity Interests) shall be subject to the provisions of such clause (g).

“Material Contract” means, with respect to any Person, each contract to which such Person is a party involving aggregate consideration payable to or by such Person of $10,000,000 or more in any year or otherwise material to the business, condition (financial or otherwise), operations, performance, properties or prospects of such Person. With respect to the Loan Parties, the Merger Agreement, the FDN Merger Agreement and the NT Merger Agreement each shall be deemed to be a Material Contract.

“Redeem” means to purchase, redeem or otherwise retire or acquire for value, provided, however, that, notwithstanding the foregoing, “Redeem” shall not include (a) the acquisition and/or retirement by the Parent of Equity Interests of the Parent which are surrendered to the Parent as indemnification payments pursuant to the Merger Agreement, the FDN Merger Agreement and the NT Merger Agreement, (b) the acquisition and/or retirement by the Parent of Common Stock or other Equity Interests of the Parent tendered by the holder of an Equity Plan Security in payment of an exercise or purchase price specified in such Equity Plan Security or (c) a Benefit Plan Exchange Offer.

“Surviving Debt” means Debt of each Loan Party and its Subsidiaries outstanding immediately after giving effect to the consummation of, as the case may be, the Merger Transactions, the FDN Merger Transactions and the NT Merger Transactions.

“Total Leverage Ratio” means, at any date of determination, the ratio of (x) Consolidated debt to (y) Consolidated EBITDA, in each case, of or by the Parent and its Subsidiaries during the twelve-month period ending on the last date of the most recently ended calendar month. For purposes of computing Total Leverage Ratio only, the term “debt” as used in clause (x) above means, without duplication, (a) Debt under the Loan Documents, (b) the Debt referred to in clauses (b), (c) and (d) of the definition of “Assumed BTI Debt,” (c) all Funded Debt, (d) all Debt for Borrowed Money, (e) all Obligations in respect of Hedge Agreements, valued as provided in clause (h) of the definition of “Debt,” (f) the Assumed FDN Debt, (g) the Assumed NT Debt and (h) all Obligations as lessee under Capitalized Leases.

(b) Section 1.01 is further amended to add the following definitions thereto:

“Amendment No. 2” means that certain Amendment No. 2 to Second Amended and Restated Credit Agreement among the Parent, the Borrower, the Subsidiary Guarantors, the Lenders named therein and the Agents, dated as of September 8, 2004.

“Assumed NT Debt” means Debt Incurred by NT and its Subsidiaries and outstanding as of the NT Merger Closing Date, all of which Debt shall constitute Surviving Debt for all purposes of this Agreement and the other Loan Documents.

“NT” means NT Corporation, a Delaware corporation.

“NT Merger” means the merger of NT Merger Co. with and into NT upon the terms and subject to the conditions set forth in the NT Merger Agreement.

“NT Merger Agreement” means the Agreement and Plan of Merger, dated as of September 8, 2004, as amended, among the Parent, NT Merger Co., NT and the stockholders of NT identified on the signature pages thereto.

“NT Merger Agreement Common Stock” means the Common Stock of the Parent issued or issuable pursuant to the NT Merger Agreement.

“NT Merger Closing Date” means the date on which the effective time of the NT Merger shall occur.

“NT Merger Co.” means Starlight Florida Co., a Delaware corporation and wholly owned direct subsidiary of the Parent.

“NT Merger Transactions” means the transactions contemplated by the NT Merger Agreement, including, without limitation, (a) the NT Merger and (b) the issuance of the NT Merger Agreement Common Stock by the Parent.

“Fourth Capital Lease Amendment” means the Fourth Amendment to the Schedules and Leases, dated as of the date of Amendment No. 2, among NTFC, solely in its capacity as lessor, General Electric Capital Corporation, solely in its capacity as lessor, the Borrower and ITC^DeltaCom Communications, Inc.

(c) Subsections 2.05(b)(ii) and (iii) are amended to read in full as follows:

(ii) The Borrower shall, within two Business Days after the date of receipt of the Net Cash Proceeds by any Loan Party other than the Parent from (A) the sale, lease, transfer or other disposition of any assets of such Loan Party (other than leases in the ordinary course of business or any sale, lease, transfer or other disposition of assets pursuant to clause (i), (ii), (iv) or (v) of Section 5.02(e)) and (B) any Extraordinary Receipt received by, or paid to, or for the account of, such Loan Party and not otherwise included in clause (A) above, prepay an aggregate principal amount of the Advances comprising part of the same Borrowings in an amount equal to the amount of such Net Cash Proceeds.

(iii) The Borrower shall, within two Business Days after the date of receipt, prepay an aggregate principal amount of the Advances comprising part of the same Borrowings in an amount equal to 33.33% of the proceeds received on account of any offering of any Equity Interests of the Parent or any other Loan Party on or after September 30, 2004, except for Equity Interests consisting of any (A) Reorganization Securities, (B) Merger Agreement Securities, (C) Common Stock of the Parent, the proceeds of the issuance and sale of which are applied to refinance the Series A Preferred Stock or Series B Preferred Stock at not more than 100% of liquidation value plus accrued dividends, (D) FDN Merger Agreement Common Stock, (E) NT Merger Agreement Common Stock or (F) Equity Plan Securities.

(d) Section 5.02(d)(iv) is amended to read in full as follows:

(iv) the Loan Parties may consummate the FDN Merger Transactions and the NT Merger Transactions;

SECTION 3. Waiver and Consent. Effective as of the Amendment No. 2 Effective Date, the Lender Parties irrevocably agree and consent to the consummation of each and every one of the NT Merger Transactions, notwithstanding that the consummation of any NT Merger Transaction by the Parent may, in the absence of this Section 3, be deemed to violate or breach, or conflict with, or constitute a Default or an Event of Default under, the Credit Agreement or any other Loan Document. Notwithstanding this Section 3 or any other provision of this Amendment, the Credit Agreement or any other Loan Document to the contrary, the provisions of this Section 3, as they apply to the Credit Agreement and any other Loan Document, shall be deemed to have become effective immediately prior to the consummation of the NT Merger Transactions. For purposes of this Section 3, the term “NT Merger Transactions” has the same meaning as such term shall have in the Credit Agreement, as set forth in Section 2(b) of this Amendment.

SECTION 4. Amendment No. 2 Effective Date. The “Amendment No. 2 Effective Date” shall mean the time and date on which all of the following conditions shall have been satisfied:

(a) (i) the representations and warranties of the Borrower contained in Section 4.01 of the Credit Agreement shall be true and correct in all material respects as though made on and as of the Amendment No. 2 Effective Date (except to the extent that any such representation or warranty, by its express terms, is applicable to a date occurring on or before the Amendment No. 2 Effective Date); provided, that, for purposes of this Amendment No. 2, each reference in Section 4.01 of the Credit Agreement to (A) ”Merger Transactions” shall be deemed to refer to the NT Merger Transactions, (B) ”Merger Closing Date” shall be deemed to refer to the NT Merger Closing Date and (C) a Schedule of the Credit Agreement shall mean such Schedule as supplemented as of the Amendment No. 2 Effective Date to give effect to the consummation of the NT Merger Transactions; provided, further, that no such supplement to any such Schedule shall amend, supplement or otherwise modify any information in any Schedule set forth therein prior to the Amendment No. 2 Effective Date or be, or be deemed, a waiver of any Default or Event of Default resulting from such information disclosed therein prior to the Amendment No. 2 Effective Date, except as consented to by the Administrative Agent and the Required Lenders in writing; and (ii) the representations and warranties contained in Section 8 of the Security Agreement by NT and its Subsidiaries as Grantors under the Security Agreement shall be true and correct in all material respects as of the Amendment No. 2 Effective Date;

(b) the NT Merger Transactions to be consummated pursuant to the FDN Merger Agreement on the NT Merger Closing Date shall have been consummated in accordance with the terms thereof;

(c) on or before the Amendment No. 2 Effective Date, the Borrower and each other party thereto shall have executed and delivered the Fourth Capital Lease Amendment;

(d) as of the NT Merger Closing Debt, NT and its Subsidiaries shall not have Incurred Debt then outstanding in an aggregate principal amount in excess of $5,500,000, provided, that such Debt shall be substantially of the same nature as the Debt shown on Schedule 1 hereto; and

(e) on or before the Amendment No. 2 Effective Date, the Borrower shall have complied with each of the requirements of: (i) Sections 3.01(b)(other than clauses (i) and (iii) thereof), (d), (f), (g), (h), (j)(i), (k) and (l); provided, that, for purposes of this Amendment, references in Section 3.01(b) to (A) ”Amendment Effective Date” shall be deemed to refer to the Amendment No. 2 Effective Date, (B) ”Loan Parties” shall be deemed to refer only those Persons which shall become Loan Parties on the Amendment No. 2 Effective Date, (C) “Merger Transactions” shall be deemed to refer to the NT Merger Transactions, (D) “Merger” shall be deemed to refer to the NT Merger, (E) “Merger Closing Date” shall be deemed to refer to the NT Merger Closing Date, (F) ”Merger Agreement” shall be deemed to refer to the NT Merger Agreement, (G) “articles of merger” shall be deemed to refer to articles or certificates of merger being filed with each jurisdictional authority necessary for the consummation of the NT Merger Transactions and (H) “Pre-Amendment Information” shall be deemed to refer to the written information provided by or on behalf of the Borrower to the Lenders regarding the NT Merger Transactions; and (ii) to the extent required thereunder, Section 5.01(j) with respect to NT and its Subsidiaries.

For purposes of this Section 4, the terms “NT Merger Transactions,” “NT Merger,” “NT Merger Closing Date” and “NT Merger Agreement” have the same meanings as such terms shall have in the Credit Agreement, as set forth in Section 2(b) of this Amendment, provided, that the NT Merger Agreement shall not have been amended after the date hereof in any manner which may be materially adverse to the interest of any Lender.

SECTION 5. Representations and Warranties of the Borrower. The Borrower represents and warrants that:

(a) the execution, delivery and performance of this Amendment by the Borrower, the Parent and such Subsidiary Guarantor is within the corporate powers of each such Loan Party and has been duly authorized by all necessary corporate action by such Loan Party, and this Amendment constitutes a valid and binding agreement of each Loan Party, enforceable against such Loan Party in accordance with its terms; and

(b) no Default would result from this Amendment.

SECTION 6. Consent of the Borrower, the Parent and the Subsidiary Guarantors. The Parent and the Subsidiary Guarantors, as Guarantors under the Credit Agreement, and the Borrower, the Parent and the Subsidiary Guarantors, as Grantors under the Security Agreement, hereby consent to this Amendment and hereby confirm and agree that (a) they have received a copy of and reviewed to their satisfaction this Amendment, (b) notwithstanding the effectiveness of this Amendment, each of the Guaranties, the Security Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in the Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment, and (c) the Loan Documents to which the Borrower, the Parent or any Subsidiary Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations.

SECTION 7. Effect on the Credit Agreement.

(a) The Credit Agreement and the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 8. Conditions of Effectiveness. This Amendment, other than Sections 2 and 3 thereof (which shall become effective in accordance with their respective terms), shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Parent, the Subsidiary Guarantors and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment. This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

SECTION 9. Release of the Agent and the Lenders. Effective as of the date hereof, the Borrower and the Subsidiary Guarantors hereby release the Administrative Agent, the Collateral Agent, each Lender and each of their respective direct and indirect stockholders and other affiliates, officers, employees, directors and agents (collectively, the “Releasees”) from any and all claims, demands, liabilities, responsibilities, disputes, causes of action (whether at law or in equity) and obligations of every nature whatsoever, whether liquidated or unliquidated, known or unknown, matured or unmatured, fixed or contingent that any of the Borrower or the Subsidiary Guarantors may have against any Lender, arising from or relating to any action or inactions of any Releasee on or prior to the date hereof with respect to this Agreement, any other Loan Document, the Obligations, the Collateral or any other property securing the Obligations. For purposes of the release contained in this Section 9, the term “Borrower” shall also include the Borrower’s successors and assigns, including, without limitation, any trustee, receiver or other representative acting on behalf of the Borrower.

SECTION 10. Costs; Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

SECTION 11. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 12. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PARENT:	ITC^DELTACOM, INC.

	By:	/s/ Douglas A. Shumate
	Name:	Douglas A. Shumate
	Title:	Senior Vice President/Chief Financial Officer

BORROWER:	INTERSTATE FIBERNET, INC.

	By:	/s/ Douglas A. Shumate
	Name:	Douglas A. Shumate
	Title:	Senior Vice President/Chief Financial Officer

SUBSIDIARY GUARANTORS:	ITC^DELTACOM COMMUNICATIONS, INC.

	By:	/s/ Douglas A. Shumate
	Name:	Douglas A. Shumate
	Title:	Senior Vice President/Chief Financial Officer

DELTACOM INFORMATION SYSTEMS, INC.

	By:	/s/ Douglas A. Shumate
	Name:	Douglas A. Shumate
	Title:	Senior Vice President/Chief Financial Officer

BUSINESS TELECOM, INC.

By:	/s/ Douglas A. Shumate
Name:	Douglas A. Shumate
Title:	Senior Vice President/Chief Financial Officer

BTI TELECOM CORP.

By:	/s/ Douglas A. Shumate
Name:	Douglas A. Shumate
Title:	Senior Vice President/Chief Financial Officer

BUSINESS TELECOM OF VIRGINIA, INC.

By:	/s/ Douglas A. Shumate
Name:	Douglas A. Shumate
Title:	Senior Vice President/Chief Financial Officer

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:	WELLS FARGO BANK N.A. f/k/a WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

	By:	/s/ Jeffery Rose
	Name:	Jeffery Rose
	Title:	Corporate Trust Officer

LENDER PARTIES:	SANKATY CREDIT OPPORTUNITIES, L.P.

	By:	/s/ James F. Kellogg III
	Name:	James F. Kellogg III
	Title:	Managing Director

SANKATY ADVISORS, LLC, as Collateral Manager for RACE POINT II CLO, LTD., as Term Lender

	By:	/s/ James F. Kellogg III
	Name:	James F. Kellogg III
	Title:	Managing Director

SANKATY ADVISORS, LLC, as Collateral Manager for PROSPECT FUNDING I, LLC., as Term Lender

	By:	/s/ James F. Kellogg III
	Name:	James F. Kellogg III
	Title:	Managing Director

SANKATY ADVISORS, LLC, as Collateral Manager for Brant Point II CBO 2000-1 LTD., as Term Lender

By:	/s/ James F. Kellogg III
Name:	James F. Kellogg III
Title:	Managing Director

SANKATY ADVISORS, LLC, as Collateral Manager for Avery Point CLO Limited, as Term Lender

By:	/s/ James F. Kellogg III
Name:	James F. Kellogg III
Title:	Managing Director

SANKATY HIGH YIELD PARTNERS III, L.P.

By:	/s/ James F. Kellogg III
Name:	James F. Kellogg III
Title:	Managing Director

SANKATY HIGH YIELD PARTNERS II, L.P.

By:	/s/ James F. Kellogg III
Name:	James F. Kellogg III
Title:	Managing Director

SANKATY HIGH YIELD ASSET PARTNERS, L.P.

By:	/s/ James F. Kellogg III
Name:	James F. Kellogg III
Title:	Managing Director

BANK OF AMERICA, N.A.

By:	/s/ John W. Woodiel III
Name:	John W. Woodiel III
Title:	Managing Director

GOLDENTREE HIGH YIELD OPPORTUNITIES I, L.P.

By Goldentree Asset Management, L.P.

By:	/s/ Thomas H. Shandell
Name:	Thomas H. Shandell
Title:

GOLDENTREE HIGH YIELD OPPORTUNITIES II, L.P.

By Goldentree Asset Management, L.P.

By:	/s/ Thomas H. Shandell
Name:	Thomas H. Shandell
Title:

GOLDENTREE LOAN OPPORTUNITIES I, LIMITED

By Goldentree Asset Management, L.P.

By:	/s/ Thomas H. Shandell
Name:	Thomas H. Shandell
Title:

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Christopher T. Nicholls
Name:	Christopher T. Nicholls
Title:	Senior Vice President